UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2007

NationsHealth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13650 N. W. 8th Street, Suite 109, Sunrise, Florida		33325
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-903-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See the description in Item 2.03 below, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 11, 2007, NationsHealth, Inc. (the "Company"), and two of the Company’s subsidiaries, NationsHealth Holdings, L.L.C. and United States Pharmaceutical Group, LLC, entered into a Third Amended and Restated Revolving Credit, Term Loan and Security Agreement with CapitalSource Finance (the "Amended and Restated Credit Agreement"). The Amended and Restated Credit Agreement added a $7,000,000 multi-draw term loan (the "Term Loan") to the credit facility. On the closing date, $1,500,000 of proceeds from the Term Loan were funded into a restricted deposit account to serve as collateral for the facility as required under the Amended and Restated Credit Agreement. The remainder of the Term Loan is restricted in use to finance the acquisition of providers of diabetic supplies and is to be drawn upon from time to time for such purposes. Interest on the outstanding principal balance of the Term Loan is payable monthly at an annual rate of prime plus 1.0%. Payment of the principal balance outstanding under the Term Loan is to be made on a straight-line basis, according to an amortization schedule, in 29 consecutive monthly installments, commencing on January 1, 2008. The Amended and Restated Credit Agreement also adjusted the financial covenants of the credit facility and added a covenant related to the Company’s diabetic patient count.

The Amended and Restated Credit Agreement maintains the existing $10,000,000 revolving credit facility and existing maturity date of the overall credit facility of April 30, 2010.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is filed as exhibit 10.1 and incorporated herein by reference.

A copy of the press release related to the transaction discussed above is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety, as though fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1 Third Amended and Restated Revolving Credit, Term Loan and Security Agreement among United States Pharmaceutical Group, LLC, NationsHealth Holdings, L.L.C., NationsHealth, Inc, and CapitalSource Finance LLC, dated April 11, 2007.

99.1 Press release issued April 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NationsHealth, Inc.

April 12, 2007	By:	Timothy Fairbanks

Name: Timothy Fairbanks
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Third Amended and Restated Revolving Credit, Term Loan and Security Agreement among United States Pharmaceutical Group, LLC, NationsHealth Holdings, L.L.C., NationsHealth, Inc, and CapitalSource Finance LLC, dated April 11, 2007.
99.1	Press release issued April 12, 2007.